EXHIBIT 10.1
                                                                    ------------
CLAYTON UTZ


                                                                  EXECUTION COPY




SUBSCRIPTION AGREEMENT

FMG CHICHESTER PTY LTD
ABN 83 109 264 262

FMG


LEUCADIA NATIONAL CORPORATION


Subscriber


FORTESCUE METALS GROUP LTD
ABN 50 002 594 872

Fortescue











The Clayton Utz contact for this document is KAREN EVAN-CULLEN ON +61 2 9353 4000


Clayton Utz
Lawyers
Levels 19-35 No. 1 O'Connell Street Sydney NSW 2000 Australia PO Box H3 Australia Square Sydney NSW 1215
T +61 2 9353 4000  F +61 2 8220 6700


WWW.CLAYTONUTZ.COM


Our reference  838/12963/80035314








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TABLE OF CONTENTS


1.     DEFINITIONS AND INTERPRETATION..........................................1

       1.1         Definitions.................................................1
       1.2         Interpretation..............................................4
       1.3         Matters required to be done other than on a Business Day....5

2.     CONDITION PRECEDENT.....................................................5

       2.1         Condition...................................................5
       2.2         Benefit and waiver of Condition.............................5
       2.3         Notice in relation to satisfaction of Condition.............5
       2.4         Failure of Condition........................................6

3.     SUBSCRIPTION AND ISSUE OF SUBSCRIPTION SHARES AND NOTES.................6

       3.1         Agreement to subscribe for the Subscription Shares
                   and Notes...................................................6
       3.2         Agreement to issue the Subscription Shares and Notes........6
       3.3         Completion..................................................6
       3.4         Matters to occur on or before Completion....................6
       3.5         Interdependence of obligations at Completion................7
       3.6         Matters to occur after the Completion Date..................7
       3.7         Specific performance........................................7

4.     APPOINTMENT OF NOMINEE DIRECTORS........................................7

5.     REPRESENTATIONS AND WARRANTIES..........................................8

       5.1         General.....................................................8
       5.2         Fortescue entity Warranties.................................9
       5.3         Fortescue Warranties........................................9
       5.4         Subscriber Warranties......................................10
       5.5         Further warranties imported................................11
       5.6         Warranties separate........................................11
       5.7         Survival...................................................12
       5.8         Future Events..............................................12
       5.9         Warranty Certificates......................................12
       5.10        Reliance...................................................12
       5.11        Indemnity..................................................12
       5.12        Entire Agreement...........................................12
       5.13        No reliance................................................13

6.     PRE-EMPTIVE RIGHT......................................................14

7.     DELIVERY OF SHARES.....................................................14

       7.1         On Completion..............................................14
       7.2         Undertaking by Fortescue...................................14

8.     CONFIDENTIALITY AND ANNOUNCEMENTS......................................14

       8.1         Provisions to remain confidential..........................14
       8.2         Permitted disclosure.......................................15
       8.3         Announcements..............................................15

9.     GST....................................................................15

       9.1         Interpretation.............................................15
       9.2         Reimbursements and similar payments........................15
       9.3         GST payable................................................16

10.    ASSIGNMENT.............................................................16

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11.    NOTICES................................................................16

       11.1        How notice to be given.....................................16
       11.2        When notice taken to be received...........................17

12.    GENERAL................................................................17

       12.1        Amendments.................................................17
       12.2        Waiver.....................................................17
       12.3        Further acts and documents.................................18
       12.4        Consents...................................................18
       12.5        Indemnities................................................18
       12.6        Counterparts...............................................18

13.    GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS.....................18

       13.1        Governing law..............................................18
       13.2        Jurisdiction...............................................18
       13.3        Service of process.........................................19

SCHEDULE 1 -- NOTE DEED POLL..................................................21


SCHEDULE 2 - APPLICATION.......................................................1


SCHEDULE 3 - TENEMENTS.........................................................2




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SUBSCRIPTION AGREEMENT MADE ON

PARTIES FMG CHICHESTER PTY LTD ABN 83 109 264 262 of Level 2, 87 Adelaide Terrace, East Perth, Western Australia ("FMG")

               LEUCADIA NATIONAL CORPORATION of 315 Park Avenue South, New York, NY 10010 ("SUBSCRIBER")

               FORTESCUE METALS GROUP LTD ABN 50 002 594 872 of Level 2, 87 Adelaide Terrace, East Perth, Western Australia ("FORTESCUE")

BACKGROUND

A. Fortescue is a public company incorporated under the Corporations Act and listed on the ASX.

B.          FMG is a wholly-owned subsidiary of Fortescue.

C. Subscriber has agreed to subscribe for, and FMG and Fortescue have agreed to issue and allot the Notes and the Subscription Shares, respectively upon the terms and conditions of this Agreement.

D. This Agreement sets out the terms upon which such subscription, issue and allotment of the Subscription Shares are to be made, and certain agreements as to the conduct of the affairs of FMG, Fortescue and Subscriber.

OPERATIVE PROVISIONS

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1.          DEFINITIONS AND INTERPRETATION

1.1         DEFINITIONS

            In this Agreement:

            "APPLICATION" means an application in the form of Schedule 2.

            "ASX" means the Australian Stock Exchange Limited ABN 98 008 624
            691.

            "BUSINESS" means the business or businesses conducted by Fortescue and its Subsidiary Entities, including the exploration and mining of iron ore.

            "CLAIM" means, in relation to any person, any allegation, debt, cause of action, liability, claim, action, proceeding, suit or demand of any nature made against the person, however arising, and whether present or future, fixed or unascertained, actual or contingent whether at law, in equity, under statute or otherwise.

            "COMPLETION" means completion of each subscription, allotment and issue of any of the Subscription Shares and the Notes.

            "COMPLETION DATE" means the date on which the Condition is satisfied or waived in accordance with clause 2 or such other date agreed between the parties in writing.

            "CONDITION" means the condition specified in clause 2.1.

            "CORPORATIONS ACT" means the Corporations Act 2001 (Commonwealth).

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            "ENCUMBRANCE" means a mortgage, charge, pledge, lien, encumbrance, security interest, title retention, preferential right, trust arrangement, contractual right of set-off, or any other security agreement or arrangement in favour of any person.

            "END DATE" means 31 December 2006 or such other date agreed between the parties in writing.

            "EQUITY PROPORTION" in relation to the Subscriber and its Nominees, means a fraction, (expressed as a percentage) the numerator of which is the total number of Fortescue Shares held by the Subscriber and its Nominees and the denominator of which is the total number of Fortescue Shares (including Fortescue Shares held by the Subscriber and its Nominees) on issue.

            "EVENT OF INSOLVENCY" means in relation to a company means each of the following events:

            (a)   a "controller" (as defined in section 9 of the Corporations
                  Act), trustee, liquidator, provisional liquidator, administrator or similar officer is appointed in respect of the company; or

            (b) the company enters into, or resolves to enter into, a scheme of arrangement, deed of company arrangement or composition with, or assignment for the benefit of, all or any class of its creditors, or it proposes a reorganisation, moratorium or other administration involving any of them; or

            (c) the company resolves to wind itself up, or otherwise dissolve itself, or gives notice of its intention to do so, except to reconstruct or amalgamate while solvent or is otherwise wound up or dissolved; or

            (d) the company is or states that it is unable to pay its debts when they fall due; or

            (e) the company is, or makes a statement from which it may be reasonably deduced that that company is, the subject of an event described in section 459C(2)(b) or section 585 of the Corporations Act; or

            (f) the company takes any step to obtain protection or is granted protection from its creditors, under any applicable legislation or an administrator is appointed to that company or the board of directors of that company propose to appoint an administrator to that company or that company becomes aware that a person who is entitled to enforce a charge on the whole or substantially the whole of that company's property proposes to appoint an administrator to that company; or

            (g) anything analogous or having a substantially similar effect to any of the events specified above happens under the law of any applicable jurisdiction.

            "FINANCIAL CLOSE" means the first date on which:

            (a) funds are available for use by Fortescue or its Subsidiary Entities through the issue of the Senior Secured Notes; and

            (b) Fortescue or its Subsidiary Entities have been offered one or more credit approved lease facilities pursuant to which they may enter into lease agreements for the lease of equipment,

            either one of which or the combination of which has a total value of not less than $2,000,000,000, on terms which are reasonably acceptable to the Subscriber, and provided that the all in blended cost on these funds and leases is not more than 9.5% per annum. For the purposes of determining the all in blended cost on these funds and leases for this definition, the yield on an operating lease will


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            be determined as that portion of the operating expenses arising from the relevant operating lease attributable to interest that would be incurred if the relevant assets the subject of that lease had been purchased with borrowed money.

            "FMG FINANCE" means FMG Finance Pty Ltd ACN 118 887 835.

            "FORTESCUE SHARE" means an ordinary share in the capital of Fortescue of the same class in all respects as those shares in Fortescue listed on the ASX.

            "GOVERNMENT AUTHORITY" means any government or any governmental or semi governmental entity, authority, agency, commission, corporation or body (including those constituted or formed under any Statute), local government authority, stock exchange, administrative or judicial body or tribunal.

            "GST" means any tax imposed on the supply of any goods, services, real or personal property or other things or similar tax under any GST law as defined in section 195(1) of A New Tax System (Goods and Services Tax) Act 1999 (Commonwealth), as affected or interpreted by any other applicable legislation and any public or private ruling of the Commissioner of Taxation.

            "NOMINEES" means one or more Related Entities of the Subscriber (if any) nominated by the Subscriber to subscribe for the Subscription Shares or the Notes pursuant to clause 3.1

            "NOTE DEED POLL" means the note deed poll in the form set out in
            Schedule 1 to this Agreement.

            "NOTEHOLDER" in relation to a Note means the person or persons registered as the holder of that Note in any register maintained by FMG or, if there is no such register, in whose name a Note certificate is issued.

            "NOTES" means notes with an aggregate total face value of $100,000,000 on the terms and conditions set out in the Note Deed Poll.

            "NOTE SUBSCRIPTION PRICE" means $100,000,000.

            "PROJECT" means development of one or more iron ore mines on the Tenements and the related rail, port and infrastructure project.

            "RELATED ENTITY" of a corporation means:

            (a) a related body corporate of that corporation within the meaning of Division 6 of Part 1.2 of the Corporations Act; and

            (b) a trust that would be a related body corporate of that corporation within that meaning assuming that the trust were a body corporate and that a subsidiary meant a Subsidiary Entity for the purposes of that meaning.

            "REPRESENTATIVES" means, in relation to a party, its officers, employees, professional advisers and agents of the party and those of its Related Entities.

            "SECURITIES ACT" means the US Securities Act of 1933, as amended.

            "SENIOR SECURED NOTES" means the senior secured notes to be issued by FMG Finance under Rule 144A(d)(4) under the Securities Act pursuant to an indenture to be dated on or about the Completion Date, without regard to any amendment thereto.

            "SHAREHOLDER" means a registered holder of Shares in Fortescue.



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            "SHARE SUBSCRIPTION PRICE" means $300,000,000.

            "SUBSIDIARY ENTITY" of a corporation means:

            (a) a subsidiary of that corporation within the meaning of Division 6 of Part 1.2 of the Corporations Act;

            (b) a trust that would be a subsidiary of that corporation within that meaning if the trust were a company limited by shares, equating for this purpose:

                  (i) shares with the beneficial interests or units held in the trust; and

                  (ii)  the board of directors with the trustee; or

            (c) a body corporate or subtrust owned or held as an asset of a trust, where the body corporate or subtrust would be a subsidiary of that corporation under paragraph (a) or (b) if the trust were a body corporate.

            "STATE" means the State of Western Australia.

            "SUBSCRIPTION SHARES" means 26,400,000 Fortescue Shares.

            "TENEMENTS" means the mining tenements set out in Schedule 3.

1.2         INTERPRETATION

            In this Agreement headings and words in bold are for convenience only and do not affect the interpretation of this Agreement and, unless the contrary intention appears:

            (a) a word importing the singular includes the plural and vice versa, and a word indicating a gender includes every other gender;

            (b) the word "INCLUDING" or any other form of that word is not a word of limitation;

            (c) if a word or phrase is given a defined meaning, any other part of speech or grammatical form of that word or phrase has a corresponding meaning; and

            (d) a reference to a "PERSON" includes an individual, the estate of an individual, a corporation, an authority, an association or a joint venture (whether incorporated or unincorporated), a partnership and a trust;

            (e) a reference to a party includes that party's executors, administrators, successors and permitted assigns, including persons taking by way of novation and, in the case of a trustee, includes any substituted or additional trustee;

            (f) except with respect to the Senior Secured Notes, a reference to a document (including this Agreement) is to that document as varied, novated, ratified or replaced from time to time;

            (g) a reference to a party, clause, schedule, exhibit, attachment or annexure is a reference to a party, clause, schedule, exhibit, attachment or annexure to or of this Agreement, and a reference to this Agreement includes all schedules, exhibits, attachments and annexures to it;

            (h) a reference to a statute includes any regulations or other instruments made under it ("DELEGATED LEGISLATION") and a reference to a statute or delegated legislation or a provision of either includes consolidations, amendments, re-enactments and replacements;

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            (i)   a reference to a "LIABILITY" incurred by any person includes any liability of that person arising from or in connection with any obligation (including indemnities and all other obligations owed as principal or guarantor) whether liquidated or not, whether present, prospective or contingent and whether owed, incurred or imposed by or to or on account of or for the account of that person alone, severally or jointly or jointly and severally with any other person;

            (j) a reference to a "LOSS" incurred by any person includes any loss, liability, damage, cost, charge, expense which the person pays, incurs or is liable for and any other diminution of value of any description which the person suffers, including all liabilities on account of Taxes or Duties, all interest, penalties, fines and other amounts payable to third parties and all legal expenses (on a full indemnity basis without necessity of taxation) and other expenses in connection with investigating or defending any claim, action, demand or proceeding, whether or not resulting in any liability, and all amounts paid in settlement of any such claims;

            (k) a reference to "$" or "DOLLAR" is to the currency of the United States of America;

            (l) a "BUSINESS DAY" is a day on which banks are generally open for business in the State and which is not:

                  (i)   a Saturday;

                  (ii)  a Sunday; or

                  (iii) a gazetted public holiday,

                  in the State; and

            (m) this Agreement must not be construed adversely to a party just because that party prepared it or caused it to be prepared.

1.3         MATTERS REQUIRED TO BE DONE OTHER THAN ON A BUSINESS DAY

            Where the day on or by which any sum is payable or any act, matter or thing is to be done under this Agreement is a day other than a Business Day, that sum will be paid or that act, matter or thing will be done on the first Business Day after that day.

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2.          CONDITION PRECEDENT

2.1         CONDITION

            Clause 3 does not become binding on the parties and has no force and effect, and Completion must not take place, until Financial Close has occurred.

2.2         BENEFIT AND WAIVER OF CONDITION

            The Condition in clause 2.1 is for the benefit of the Subscriber and may only be waived by the Subscriber by notice in writing to the other parties.

2.3         NOTICE IN RELATION TO SATISFACTION OF CONDITION

            Each party must in relation to the Condition notify the other party in writing upon becoming aware of:

            (a) the satisfaction of the Condition, in which case the notifying party must also provide reasonable evidence the Condition has been satisfied; and

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            (b)   any fact or circumstance which results in the Condition
                  becoming incapable of satisfaction or may result in the Condition not being satisfied in accordance with its terms.

2.4         FAILURE OF CONDITION

            Subject to clause 3.7, if the Condition:

            (a)   becomes incapable of satisfaction; or

            (b) has not been satisfied or waived in accordance with clause 2.2 before the End Date,

            then this Agreement will terminate and no party has any claim on any other party arising out of any such termination.

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3.         SUBSCRIPTION AND ISSUE OF SUBSCRIPTION SHARES AND NOTES

3.1         AGREEMENT TO SUBSCRIBE FOR THE SUBSCRIPTION SHARES AND NOTES

            (a) The Subscriber will, or will procure that one or more Related Entities of the Subscriber nominated in writing to Fortescue will, subscribe for the Subscription Shares at the Share Subscription Price and the Notes at the Note Subscription Price on the terms of this Agreement.

            (b) The Subscriber or Nominee who is issued the Subscriber Shares becomes bound by the Fortescue constitution on the issue and allotment to it of the Subscription Shares.

3.2         AGREEMENT TO ISSUE THE SUBSCRIPTION SHARES AND NOTES

            Fortescue agrees to issue to the Subscriber or Nominee(s) the Subscription Shares, and FMG agrees to issue to the Subscriber or Nominee(s) the Notes, on the terms of this Agreement.

3.3         COMPLETION

            Completion will take place on the Completion Date at the same place at which Financial Close in respect of the Senior Secured Notes takes place or, if the Condition is waived and Financial Close does not occur, at the offices of Fortescue at Level 2, 87 Adelaide Terrace, Perth, Western Australia (or such other place as the parties agree).

3.4         MATTERS TO OCCUR ON OR BEFORE COMPLETION

            Subject to clause 3.5:

            (a)   the Subscriber must:

                  (i) on or before the Completion Date, lodge with, or procure a Nominee to lodge with, Fortescue a duly executed Application for the Subscription Shares;

                  (ii)  on the Completion Date, pay to:

                        A. Fortescue the Share Subscription Price in consideration for the issue of the Subscription Shares; and

                        B. FMG the Note Subscription Price in consideration for the issue of the Notes,


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                  in cash or by bank cheque or other cleared funds.

            (b)   Fortescue must, on the Completion Date:

                  (i) allot and issue Shares to the Subscriber or Nominee(s) in respect of each application lodged for the Subscription Shares;

                  (ii) take such other legal action as may be required, if any, to constitute the Subscriber or Nominee(s) as the holder of the Subscription Shares; and

                  (iii) execute the Note Deed Poll; and

            (c) FMG must, on the Completion Date, execute the Note Deed Poll and issue the Notes to the Subscriber or Nominee(s).

3.5         INTERDEPENDENCE OF OBLIGATIONS AT COMPLETION

            In respect of Completion:

            (a) the obligations of the parties under clauses 3.4 are interdependent; and

            the obligations of the parties under clause 3.4 will be taken to have occurred simultaneously on the Completion Date.

3.6         MATTERS TO OCCUR AFTER THE COMPLETION DATE

            Subject to the parties fulfilling their obligations under clause 3.4, immediately after the Completion Date, Fortescue must:

            (a) apply to ASX for the official quotation of the Subscription Shares;

            (b) give the Subscriber a statement showing it as the holder of the Subscription Shares; and

            (c) give ASX a notice which complies with subsection 708A(6) of the Corporations Act.

3.7         SPECIFIC PERFORMANCE

            If Completion does not occur in accordance with this clause 3 because of the failure of any party (the "DEFAULTING PARTY") to satisfy any of its obligations under this clause 3 then, Fortescue or FMG (where the Defaulting Party is the Subscriber) or the Subscriber (where the Defaulting Party is Fortescue or FMG) is entitled to, in addition to any other remedies available at law or in equity, seek specific performance of this Agreement.

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4.       APPOINTMENT OF NOMINEE DIRECTORS

            (a) Immediately after the Completion Date and for as long as the Subscriber and any Nominee are the holders in aggregate of:

                  (i)   Notes with a face value of $50,000,000 or more; or

                  (ii) 13,200,000 Fortescue Shares, adjusted to take into account any corporate action undertaken by Fortescue after the date of this Agreement which affects the Fortescue Shares including, but not limited to, any stock split or consolidation, stock dividends, reverse stock split, and the like.


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                  the Subscriber will be entitled to nominate:

                  (iii) one person to act as a director of Fortescue; and

                  (iv) another person or persons to act as an alternate director for the person nominated in clause 4(a)(iii),

                  subject to each person's consent to act in that capacity.

            (b) Subject to the exercise by the directors of Fortescue of their fiduciary duties, the board of directors of Fortescue will appoint:

                  (i) the person nominated by the Subscriber in clause 4(a)(iii) as a director of Fortescue; and

                  (ii) the person or persons nominated by the Subscriber in clause 4(a)(iv) as an alternate director of the person appointed as a director in clause 4(b)(i),

                  as a casual vacancy.

            (c) If Shareholders do not approve any person nominated by the Subscriber to act as a director under clause 4(a) at a general meeting, the Subscriber will be entitled to nominate another person to act as a director of Fortescue pursuant to clause 4(a).

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5.          REPRESENTATIONS AND WARRANTIES

5.1         GENERAL

            Each party represents and warrants to each of the other parties that each of the following statements will be true and correct and not misleading as at the date of this Agreement and as at Completion:

            (a) (INCORPORATION) it is a body corporate validly existing under the laws of its place of incorporation;

            (b) (POWER) it has the power to enter into and perform its obligations under this Agreement and to carry out the transactions contemplated by it;

            (c) (CORPORATE ACTION) it has taken all necessary corporate action to enter into and perform this Agreement;

            (d) (AUTHORISATIONS) all approvals and authorities that may be required to permit it to enter into this Agreement and to carry out the transactions contemplated by this Agreement have been obtained and such authorisations remain valid and subsisting; and

            (e) (BINDING OBLIGATION) this Agreement constitutes its legal, valid and binding obligations and subject to any necessary stamping is enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganisation, moratorium and other similar laws relating to or affecting enforcement of creditor's rights generally.


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5.2         FORTESCUE ENTITY WARRANTIES

            Fortescue and FMG each represent and warrant to the Subscriber that, as at the date of this Agreement and as at Completion, it is not and has never been subject to an Event of Insolvency.

5.3         FORTESCUE WARRANTIES

            Fortescue represents and warrants to the Subscriber that each of the following statements is true and correct and not misleading:

            (a)   as at the date of this Agreement and as at Completion:

                  (i)   it is in compliance with ASX Listing Rule 3.1;

                  (ii) it is not relying on an exception in ASX Listing Rule 3.1A in respect of any information not disclosed to ASX, other than as disclosed by or on behalf of Fortescue to the Subscriber or its advisers;

                  (iii) it is able to issue a notice that would comply with
                        subsection 708A(6) of the Act, and that upon issue of that notice, subsection 708A(1) would apply with respect to an offer for the sale of any Subscription Shares;

                  (iv) all returns, notices and other documents required to be lodged or given by Fortescue under the Corporations Act or the Listing Rules of the ASX have been duly and properly prepared and lodged or given and are in all material respects accurate and not misleading and deceptive;

                  (v) other than information referred to in paragraph (vi) below, all written information given with respect to Fortescue or any of its Subsidiary Entities by or on behalf of Fortescue to the Subscriber or to any director, agent or adviser of the Subscriber before the date of this Agreement was, when given, accurate in all material respects and not misleading in any particular, whether by inclusion of misleading information or omission of material information or both;

                  (vi) each forecast or projection given in writing with respect to Fortescue or any of its Subsidiary Entities by or on behalf of Fortescue to the Subscriber or to any director, agent or adviser of the Subscriber before the date of this Agreement was at the time of writing:

                        A. made after due and careful consideration by its author;

                        B. based on information which the author reasonably believed was reliable; and

                        C. based on assumptions that were reasonable in the context of the forecast or projection;

                  (vii) that the Tenements listed in Schedule 3:

                        A. are the same as the tenements to be included in the offering memorandum in relation to the Senior Secured Notes;

                        B. relate to Cloud Break and Christmas Creek deposits;

                        C.    are owned by FMG; and


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                        D.    are all of the tenements that relate to the
                              Project.

                 (viii) except as otherwise disclosed by or on behalf of
                        Fortescue to the Subscriber or to any director, agent or adviser of the Subscriber, or disclosed publicly by Fortescue to the ASX, before the date of this Agreement:

                        A. neither Fortescue nor any of its Subsidiary Entities are in breach of any provision of the Corporations Act, the Trade Practices Act 1975
                              (Cth), the Income Tax Assessment Act or any other applicable law to an extent that is material to Fortescue or the price or value of the Subscription Shares; and

                        B.    no litigation, arbitration, dispute or
                              administrative proceeding has been commenced, is pending or threatened against Fortescue or any of its Subsidiary Entities which may have a material adverse effect on the financial position or financial prospects of Fortescue and its subsidiaries as a whole; and

                  (ix) it reasonably considers that the issue of the Subscription Shares in accordance with this Agreement does not require the approval of the members of Fortescue or the provision of notice of the proposed issue to the Foreign Investment Review Board under the Foreign Acquisitions and Takeovers Act 1975 (Cth);

            (b) as at the date of this Agreement, except as disclosed to the Subscriber in writing before the date of this Agreement, Fortescue is not aware of any fact which may have a material adverse effect on any assumption or may require a material adverse revision of any forecast or projection;

            (c) as at the date of Completion, the Subscription Shares will be validly issued fully paid and will from the date of issue rank equally with all existing Fortescue Shares and will, once issued, be less than 10% of the total number of Fortescue Shares then on issue;

            (d) as at the date of issue of the offering memorandum in relation to the Senior Secured Notes, it has not disclosed to the Subscriber or its advisers any information which, following the issue of the offering memorandum is inside information for the purpose of Division 3 of Part 7.10 of the Corporations Act; and

            (e) as at the date of this Agreement, it has on issue 237,711,961 Fortescue Shares.

5.4         SUBSCRIBER WARRANTIES

            The Subscriber represents and warrants to Fortescue and FMG that:

            (a) it understands that the offer and sale to it of the Subscription Shares and the Notes have not been and will not be registered under the Securities Act or the laws of any state or other jurisdiction in the United States. Therefore, the Subscriber agrees that it will not offer, sell, pledge, transfer or otherwise dispose of any Subscription Shares or the Notes in the United States or to, or for the account or benefit of, any U.S. person (as defined in Regulation S under the Securities Act) unless and until the Subscription Shares or the Notes, as the case may be (i) are registered under the Securities Act (which you acknowledge Fortescue and FMG have no obligation to do) or (ii) are offered, sold, pledged, transferred or otherwise disposed of in a transaction exempt from, or not subject to, the registration requirements of the Securities Act and the laws of any state or other jurisdiction in the United States.

            (b) it is an "accredited investor", as such term is defined in Rule 501(a) under the Securities Act, and it is purchasing the Subscription Shares and the Notes for its own account and not with a view to any resale or distribution thereof.

            (c) it agrees that, in the future, if it decides to sell or otherwise transfer any Subscription Shares or the Notes, it will only do so if the offer and sale of such Subscription Shares or the Notes, as the case may be, are (i) registered under the Securities Act (which the Subscriber acknowledges Fortescue and FMG have no obligation to do), (ii) made in a transaction exempt from the registration requirements of the Securities Act or (iii) made in regular way brokered transactions on the ASX or otherwise outside the United States in offshore transactions in accordance with Regulation S under the Securities Act and, in the case of (i) or (ii) above, in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

            (d) except for the sale of Subscription Shares in regular way brokered transactions on the ASX, it agrees that it will obtain agreement for the benefit of Fortescue and FMG of any person to whom any Subscription Shares or Notes are sold or otherwise transferred, prior to any such transfer, that such person will be bound by the provisions of the immediately preceding paragraph.

            (e) it understands that the Subscription Shares and the Notes will constitute "restricted securities" within the meaning of Rule 144 under the Securities Act, and for so long as they remain "restricted securities", such Subscription Shares may not be deposited in any unrestricted American Depositary Receipt facility with respect to the ordinary shares of Fortescue.

            (f) it acknowledges that an investment in the Subscription Shares and the Notes involves a degree of risk and it has considered the risks associated with the Subscription Shares and the Notes and the particular income tax consequences of purchasing, owning or disposing of the Subscription Shares or the Notes in light of its particular situation in deciding whether to purchase any Subscription Shares or the Notes. It further acknowledges that it has had access to and have received all information that it believes necessary or appropriate in connection with, and for an adequate time prior to, its purchase of Subscription Shares and the Notes, and have been given the opportunity to ask such questions of, and receive answers from, representatives of Fortescue and FMG, so as to be able to make an informed investment decision with respect to an investment in the Subscription Shares and the Notes.

5.5         FURTHER WARRANTIES IMPORTED

            Each representation and warranty given by Fortescue and FMG in the note purchase deed relating to the Senior Secured Notes are deemed to be repeated in full in this Agreement and given in favour of the Subscriber as at the date that those representations and warranties are first given to a party to a transaction document relating to the Senior Secured Notes and as at Completion.

5.6         WARRANTIES SEPARATE

            Each representation and warranty in this Agreement is to be treated as a separate representation and warranty and is not limited by reference to any other representation or warranty or any other provision of this Agreement.

5.7         SURVIVAL

            Each representation and warranty in this Agreement will remain in full force and effect after the date of this Agreement and a Claim under any such representation or warranty is not limited to breaches identified prior to the date of this Agreement.

5.8         FUTURE EVENTS

            If anything occurs or arises which results or may result in any of the representations and warranties given by a party under this Agreement being unfilled, untrue, incorrect or misleading, that party must immediately give notice of it to the other parties.

5.9         WARRANTY CERTIFICATES

            On Completion:

            (a) FMG and Fortescue must give separate certificates to the Subscriber that each representation and warranty given by that party is true, correct and not misleading as at Completion; and

            (b) the Subscriber must give a separate certificate to FMG and Fortescue that each representation and warranty given by it is true, correct and not misleading as at Completion.

5.10        RELIANCE

            Each party acknowledges that the other parties have entered into this Agreement in reliance on the representations and warranties given by it.

5.11        INDEMNITY

            (a) The Subscriber indemnifies FMG and Fortescue against all loss arising from, or which FMG or Fortescue otherwise suffers or incurs or may suffer or incur in connection with:

                  (i) a breach of any obligations of the Subscriber under this Agreement;

                  (ii) any breach of a representation and warranty given by the Subscriber under this Agreement.

            (b) Fortescue and FMG indemnify the Subscriber against all loss arising from, or which the Subscriber otherwise suffers or incurs or may suffer or incur in connection with:

                  (i) a breach of any obligations of Fortescue or FMG under this Agreement;

                  (ii) any breach of a representation and warranty given by Fortescue or FMG under this Agreement.

5.12        ENTIRE AGREEMENT

            The parties acknowledge and agree that:

            (a) this Agreement constitutes the entire agreement between the parties in relation to its subject matter including the subscription for the Subscription Shares and the Notes;

            (b) to the maximum extent permitted by law, all terms, conditions, warranties and statements (whether express or implied, written, oral, collateral, statutory or otherwise) not contained in this Agreement are excluded and the parties disclaim any liability in respect of them;

            (c) to the maximum extent permitted by law, the Subscriber will not make, waive any right to make, and releases Fortescue, FMG and their Representatives in respect of any claim under the Corporations Act, the Australian Securities and Investments Commission Act 2001, the Trade Practices Act 1974, the Fair Trading Acts of the various Australian States and Territories, or comparable clauses in any legislation in any other jurisdiction outside Australia.

5.13        NO RELIANCE

            The Subscriber acknowledges and otherwise agrees in favour of Fortescue, FMG and their Representatives that:

            (a) at no time has Fortescue, FMG or its Representatives made, given or undertaken, any conduct, representation, warranty, promise, statement, forecast or undertaking in connection with the subject matter of this Agreement or the operations and affairs of the Business other than the representations and warranties given by Fortescue and FMG or referred to under this clause 5 and any other terms of this Agreement;

            (b) no conduct, representation, warranty, promise, statement, forecast or undertaking:

                  (i) has induced or influenced the Subscriber to enter into this Agreement;

                  (ii) has been relied on by the Subscriber or any of their Representatives;

                  (iii) has been represented or warranted to the Subscriber as being true or accurate;

                  (iv) has been taken into account by the Subscriber or any of their Representatives as being important to its decision to enter into this Agreement or to agree to any of its terms,

                  other than the representations and warranties given by Fortescue and FMG or referred to under this clause 5 and any other terms of this Agreement;

            (c) it has made, and relies on its own searches, investigations, enquiries and assessment of the operations and affairs of the Business other than as set out in this Agreement in addition to the representations and warranties given by Fortescue and FMG or referred to under this clause 5; and

            (d) in relation to any opinions, estimates, projections, business plans, budget information or other forecasts or forward looking statements which the Subscriber or its Representatives has received in respect of the operations and affairs of the
                  Business:

                  (i) there are uncertainties inherent in attempting to make these estimates, projections, business plans, budgets, forecasts or forward looking statements and it is familiar with these uncertainties; and

                  (ii) other than the representations and warranties given by Fortescue and FMG under clause 5 and any other terms of this Agreement, it has made its own independent evaluation of all estimates, projections, business plans, budgets, forecasts and forward looking statements furnished to it.

--------------------------------------------------------------------------------
6.          PRE-EMPTIVE RIGHT

            (a) If Fortescue wishes to issue any Fortescue Shares or securities which are convertible into Fortescue Shares ("SECURITIES") other than to employees or on conversion or exercise of any convertible securities or options which are on issue at the date of this Agreement, Fortescue must also offer the Subscriber or a Nominee its Equity Proportion of the total number of Securities to be issued.

            (b)   Any offer of Securities by Fortescue under clause 6(a) must:

                  (i) be on the same terms of issue as provided to all other potential offerees and allow the Subscriber to accept for the whole or part of the number of Securities offered; and

                  (ii) allow the Subscriber 5 Business Days to accept (in whole or part) or reject the offer.

            (c) If the Subscriber or a Nominee accepts the offer in respect of some or all of the Securities offered to it, the Subscriber must pay the agreed subscription amount by the due date for receipt of all other subscription amounts under the offer, such date to be no earlier than 5 Business Days after the date that Fortescue notifies the Subscriber of the offer of Securities..

            (d) If the Subscriber rejects or does not accept in full an offer made to it under clause 6(a), then the Securities in respect of which that offer was not accepted can be offered by Fortescue to such persons as it thinks fit on terms no more favourable than those offered to the Subscriber.

--------------------------------------------------------------------------------
7.          DELIVERY OF SHARES

7.1         ON COMPLETION

            If on the Completion Date, the Subscription Shares represent 10% or more of the ordinary share capital of Fortescue to be issued and outstanding after such issuance, then the Subscription Shares shall be proportionately reduced so that the Subscription Shares to be delivered at Completion will represent 9.99% of the issued and outstanding ordinary share capital of Fortescue, giving effect to such issuance, and the Share Subscription Price shall be accordingly reduced.

7.2         UNDERTAKING BY FORTESCUE

            Fortescue undertakes to the Subscriber that, following Completion, it will not take any action with respect to any Fortescue Shares if that would result in the Subscriber and its Nominees holding, at any time, more than 9.99% of the issued and outstanding ordinary share capital of Fortescue without the consent of the Subscriber.

--------------------------------------------------------------------------------
8.          CONFIDENTIALITY AND ANNOUNCEMENTS

8.1         PROVISIONS TO REMAIN CONFIDENTIAL

            Subject to clauses 8.2 and 8.3, no party may disclose the content or effect of this Agreement without the prior written consent of the other parties.

8.2         PERMITTED DISCLOSURE

            Any party may disclose matters referred to in clause 8.1:

            (a) if reasonably required to perform its obligations under this Agreement;

            (b) to those of its employees, officers, professional or financial advisers and bankers as the party reasonably thinks necessary but only on a strictly confidential basis and in accordance with the terms of any confidentiality agreement entered into between any of the parties;

            (c) if required by law or the rules of any recognised stock exchange, after the form and terms of that disclosure have been notified to the other parties and, where the relevant law or rules permit, those other parties have had a reasonable opportunity to comment on that form and terms.

8.3         ANNOUNCEMENTS

            (a) Immediately after the execution of this Agreement, Fortescue will issue an announcement to ASX in a form agreed by the Subscriber in writing.

            (b) Other than as provided in paragraph (a), no party may make or authorise a press release or public announcement relating to the negotiations of the parties or the subject matter or provisions of this Agreement unless:

                  (i) it is required to be made by law or the rules of a recognised stock exchange and before it is made that party has:

                        A.    notified each other party; and

                        B. where the relevant law or rules permit given that other party a reasonable opportunity to comment on the contents of, and the requirement for it; or

                  (ii)  it has the prior written approval of each other party.

--------------------------------------------------------------------------------
9.          GST

9.1         INTERPRETATION

            (a) Except where the context suggests otherwise, terms used in this clause 9 have the meanings given to those terms by the A New Tax System (Goods and Services Tax) Act 1999 (as amended from time to time).

            (b) Any part of a supply that is treated as a separate supply for GST purposes (including attributing GST payable to tax periods) will be treated as a separate supply for the purposes of this clause.

            (c) Any consideration that is specified to be inclusive of GST must not be taken into account in calculating the GST payable in relation to a supply for the purpose of this clause.

9.2         REIMBURSEMENTS AND SIMILAR PAYMENTS

            Any payment or reimbursement required to be made under this Agreement that is calculated by reference to a cost, expense, or other amount paid or incurred will be limited to the total cost, expense or amount less the amount of any input tax credit to which an entity is entitled for the acquisition to which the cost, expense or amount relates.

9.3         GST PAYABLE

            (a) If GST is payable in relation to a supply made under or in connection with this Agreement then any party ("RECIPIENT") that is required to provide consideration to another party ("SUPPLIER") for that supply must pay an additional amount to the Supplier equal to the amount of that GST at the same times as other consideration is to be provided for that supply or, if later, within 5 Business Days of the Supplier providing a valid tax invoice to the Recipient.

            (b) If the GST payable in relation to a supply made under or in connection with this Agreement varies from the additional amount paid by the Recipient under clause 9.3(a) then the Supplier will provide a corresponding refund or credit to, or will be entitled to receive the amount of that variation from, the Recipient. Any ruling, advice, document or other information received by the Recipient from the Australian Taxation Office in relation to any supply made under this Agreement shall be conclusive as to the GST payable in relation to that supply. Any payment, credit or refund under this paragraph is deemed to be a payment, credit or refund of the additional amount payable under clause 9.3(a).

            (c) Where the consideration is specified to be inclusive of GST, the Recipient need not make a payment for the GST component of the supply made under or in connection with this Agreement until it receives a tax invoice for the supply to which the payment relates.

--------------------------------------------------------------------------------
10.         ASSIGNMENT

            (a) Subject to clause 10(b), a party cannot assign, novate or otherwise transfer any of its rights or obligations under this Agreement without the prior consent of each other party.

            (b) The Subscriber may assign, novate or otherwise transfer any of its rights or obligations under this Agreement at any time to any Related Entity provided that the Related Entity agrees to be bound by the terms of this Agreement.

--------------------------------------------------------------------------------
11.         NOTICES

11.1        HOW NOTICE TO BE GIVEN

            Each communication (including each notice, consent, approval, request and demand) under or in connection with this Agreement:

            (a)   must be in writing;

            (b) must be addressed as follows (or as otherwise notified by that party to each other party from time to time):

                  (i)   if to FMG or Fortescue:

                        Address: Level 2, 87 Adelaide Terrace,
                        East Perth  WA  6000, Australia

                        Fax number: +61 6218 8880

                        Attention:  Company Secretary

                  (ii)  if to the Subscriber:

                        Address: 315 Park Avenue South, New York, NY 10010, USA

                        Fax number:  +212 598 4869

                        Attention: Joseph S. Steinberg, President

                        with a copy to:

                        Weil, Gotshal and Manges LLP
                        767 Fifth Avenue
                        New York  NY  10153  USA

                        Fax number:  +212 310 8007

                        Attention:  Andrea A. Bernstein

            (c) must be signed by the party making it or (on that party's behalf) by the solicitor for, or any attorney, director, secretary or authorised agent of, that party; and

            (d) must be delivered by hand or posted by prepaid post to the address, or sent by fax to the number, of the addressee, in accordance with clause 11.(b).

11.2        WHEN NOTICE TAKEN TO BE RECEIVED

            Each communication (including each notice, consent, approval, request and demand) under or in connection with this Agreement is taken to be received by the addressee:

            (a) (in the case of prepaid post sent to an address in the same country) on the third day after the date of posting;

            (b) (in the case of prepaid post sent to an address in another country) on the fifth day after the date of posting by airmail;

            (c) (in the case of fax) at the time in the place to which it is sent equivalent to the time shown on the transmission confirmation report produced by the fax machine from which it was sent; and

            (d)   (in the case of delivery by hand) on delivery,

            but if the communication is taken to be received on a day that is not a working day or after 5.00 pm, it is taken to be received at
            9.00 am on the next working day ("working day" meaning a day that is not a Saturday, Sunday or public holiday and on which banks are open for business generally, in the place to which the communication is posted, sent or delivered).

--------------------------------------------------------------------------------
12.         GENERAL

12.1        AMENDMENTS

            This Agreement may only be varied by a document signed by or on behalf of each party.

12.2        WAIVER

            (a) Failure to exercise or enforce, or a delay in exercising or enforcing, or the partial exercise or enforcement of, a right, power or remedy provided by law or under this Agreement by a party does not preclude, or operate as a waiver of, the exercise or enforcement, or further exercise or enforcement, of that or any other right, power or remedy provided by law or under this Agreement.

            (b) A waiver or consent given by a party under this Agreement is only effective and binding on that party if it is given or confirmed in writing by that party.

            (c) No waiver of a breach of a term of this Agreement operates as a waiver of another breach of that term or of a breach of any other term of this Agreement.

12.3        FURTHER ACTS AND DOCUMENTS

            Each party must promptly do all further acts and execute and deliver all further documents (in form and content reasonably satisfactory to that party) required by law or reasonably requested by another party to give effect to this Agreement.

12.4        CONSENTS

            A consent required under this Agreement from a party may not be unreasonably withheld, unless this Agreement expressly provides otherwise.

12.5        INDEMNITIES

            (a) Each indemnity in this Agreement is a continuing obligation, separate and independent from the other obligations of the parties, and survives termination, completion or expiration of this Agreement.

            (b) It is not necessary for a party to incur expense or to make any payment before enforcing a right of indemnity conferred by this Agreement.

12.6        COUNTERPARTS

            This Agreement may be executed in any number of counterparts and by the parties on separate counterparts. Each counterpart constitutes an original of this Agreement, and all together constitute one agreement.

--------------------------------------------------------------------------------
13.         GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS

13.1        GOVERNING LAW

            This Agreement is governed by and must be construed according to the law applying in Western Australia.

13.2        JURISDICTION

            Each party irrevocably:

            (a) submits to the non-exclusive jurisdiction of the courts of Western Australia, and the courts competent to determine appeals from those courts, with respect to any proceedings that may be brought at any time relating to this Agreement; and

            (b) waives any objection it may now or in the future have to the venue of any proceedings, and any claim it may now or in the future have that any proceedings have been brought in an inconvenient forum, if that venue falls within clause 13.2(a).

13.3        SERVICE OF PROCESS

            The Subscriber irrevocably appoints Allens Arthur Robinson Corporate Advisory Pty Ltd (or such other person as the Subscriber may nominate with the consent of Fortescue, such consent not to be unreasonably withheld) as its agent in Australia for service of process.

EXECUTED as an agreement.

EXECUTED by FMG CHICHESTER PTY LTD ABN
83 109 264 262 by or in the presence of:





-------------------------------------   ----------------------------------------
Signature of Director                   Signature of Secretary/other Director



-------------------------------------   ----------------------------------------
Name of Director in full                Name of Secretary/other Director in full


--------------------------------------------------------------------------------


-------------------------------------   ----------------------------------------

-------------------------------------   ----------------------------------------



Signed for and on behalf of LEUCADIA NATIONAL CORPORATION by its duly authorised officer


---------------------------------------------------
Signature



---------------------------------------------------
Name and title

EXECUTED by FORTESCUE METALS GROUP LTD
ABN 50 002 594 872 or in the presence of:






-------------------------------------   ----------------------------------------
Signature of Director                   Signature of Secretary/other Director



-------------------------------------   ----------------------------------------
Name of Director in full                Name of Secretary/other Director in full

SCHEDULE 1  --  NOTE DEED POLL

CLAYTON UTZ

                                                                      SCHEDULE 1

FORM OF NOTE DEED POLL

FMG CHICHESTER PTY LTD
ABN 83 109 264 262


Issuer




FORTESCUE METALS GROUP LTD
ABN 50 002 594 872


Guarantor








Clayton Utz
Lawyers
Levels 19-35 No. 1 O'Connell Street Sydney NSW 2000 Australia
PO Box H3 Australia Square Sydney NSW 1215
T +61 2 9353 4000 F +61 2 8220 6700

WWW.CLAYTONUTZ.COM

                                TABLE OF CONTENTS

                                                                            PAGE


1.       DEFINITIONS AND INTERPRETATION.......................................1

         1.1      Definitions.................................................1

         1.2      Interpretation..............................................1

2.       NATURE AND STATUS OF NOTES...........................................1

         2.1      Constitution of Notes.......................................1

         2.2      Terms of Notes..............................................1

         2.3      Entry in the Note Register..................................2

3.       GUARANTEE OF PAYMENT AND PERFORMANCE.................................2

         3.1      Guarantee...................................................2

         3.2      Indemnities.................................................2

         3.3      No requirement to take steps against Issuer.................2

         3.4      Continuing effect...........................................2

         3.5      No reduction of liability...................................3

         3.6      Obligations.................................................3

4.       ENFORCEABILITY.......................................................4

         4.1      Noteholder may enforce......................................4

         4.2      Noteholders bound...........................................5

         4.3      Independent enforcement.....................................5

5.       GOVERNING LAW AND JURISDICTION.......................................5

         5.1      Governing law...............................................5

         5.2      Jurisdiction................................................5


SCHEDULE 1 NOTE CONDITIONS....................................................6
ANNEXURE A...................................................................18
ANNEXURE B...................................................................19

NOTE DEED POLL MADE AT _______ ON _______________

BY FMG CHICHESTER PTY LTD ABN 83 109 264 252 a company registered in Western Australia with an office at Level 2, 87 Adelaide Terrace, East Perth, Western Australia ("ISSUER")

and

FORTESCUE METALS GROUP LTD ABN 50 002 594 872 a company registered in Western Australia with an office at Level 2, 87 Adelaide Terrace, East Perth, Western Australia ("GUARANTOR")

BACKGROUND

A. The Issuer may from time to time issue Notes on the terms and conditions contained in the Note Conditions.

B. The Guarantor has agreed to guarantee to the Noteholders the obligations of the Issuer under the Notes and this Note Deed Poll.

C. If the Issuer issues Notes it is intended that the Noteholders will have the benefit of this Note Deed Poll.

OPERATIVE PROVISIONS

1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         In this Note Deed Poll:

         (a) "NOTE CONDITIONS" means, generally, the terms and conditions contained in Schedule 1; and

         (b) words and expressions defined in the Note Conditions have the same meanings when used in this Note Deed Poll.

1.2      INTERPRETATION

         Condition 1.2 of the Note Conditions applies to the interpretation of this Note Deed Poll as if every reference to "these Note Conditions" is replaced with "this Note Deed Poll" and to a "Condition" is replaced with a "clause".

2.       NATURE AND STATUS OF NOTES

2.1      CONSTITUTION OF NOTES

         Each Note is a debt obligation of the Issuer constituted by, and owing under, this Note Deed Poll.

2.2      TERMS OF NOTES

         Each Note is issued on, and subject to, the provisions of this Note Deed Poll and the Note Conditions relating to that Note.

2.3      ENTRY IN THE NOTE REGISTER

         Each entry in the Register in respect of a Note constitutes an unconditional and irrevocable covenant by the Issuer in favour of the person whose name is so registered that the Issuer will:

         (a) (MAKE ALL PAYMENTS): make all payments of principal, interest and other amounts in respect of the Note in accordance with this Note Deed Poll and the Note Conditions relating to that Note; and

         (b) (PERFORM OTHER OBLIGATIONS): perform all of its other obligations in full, and by the due dates, referred to in this Note Deed Poll and the Note Conditions relating to that Note.

3.       GUARANTEE OF PAYMENT AND PERFORMANCE

3.1      GUARANTEE

         The Guarantor unconditionally and irrevocably guarantees to the
         Noteholders:

         (a) the payment by the Issuer of all present and future monetary liabilities of the Issuer due or payable to the Noteholder under this Note Deed Poll and the Note Conditions; and

         (b) the performance by the Issuer of each other obligation of the Issuer under this Note Deed Poll and the Note Conditions;

         and if the Issuer fails to pay such monies or fails to perform such obligation on the due date for payment or performance the Guarantor must immediately on demand by the Noteholder pay such monies to the Noteholder in the manner specified in this Note Deed Poll and the Note Conditions or procure the performance by the Issuer of such obligation, as the case may be.

3.2      INDEMNITIES

         As separate, independent and additional liabilities, the Guarantor indemnifies the Noteholder against all loss arising from, or which the Noteholder otherwise suffers or incurs or may suffer or incur in connection with, any failure of the Issuer to pay any monetary liability or to perform any other obligation of the Issuer under this Note Deed Poll and the Note Conditions on the due date.

3.3      NO REQUIREMENT TO TAKE STEPS AGAINST ISSUER

         Each Noteholder may make a demand under the guarantee in clause 3.1 or the indemnity in clause 3.2 without first taking any steps against the Issuer.

3.4      CONTINUING EFFECT

         The guarantee contained in this clause 3 is a continuing guarantee of the Guarantor, is not wholly or partially discharged at any time by the payment of any monies or the performance of any obligations guaranteed under it and remains in full force and effect until all monetary liabilities and other obligations guaranteed under it have been fully paid and performed.

3.5      NO REDUCTION OF LIABILITY

         The guarantee contained in this clause 3 and the liability of the Guarantor under such guarantee is not affected at any time by:

         (a) the Noteholder under the guarantee granting to the Guarantor, the Issuer or any other person any waiver, extension of time or other indulgence;

         (b) any other or further security or guarantee now or after the date of this document held or taken by the Noteholder under the guarantee;

         (c) the loss or release by the Noteholder under the guarantee of any other collateral or other security or guarantee;

         (d) the Noteholder under the guarantee failing or neglecting to recover by the realisation of any collateral or other security or otherwise any of the money guaranteed under this clause 3;

         (e) the insolvency, bankruptcy or winding up of any Issuer in relation to that guarantee.

3.6      OBLIGATIONS

         For so long as the Notes are outstanding:

         (a) Subject to clause 3.6(b), the Guarantor and the Issuer must ensure that -

                  (i)      the Issuer (which owns the Tenements); and

                  (ii) any person or person, who directly or indirectly own the shares in the Issuer,

                  do not Dispose of all or substantially all of either the assets of the Issuer (including the Tenements) or the direct or indirect shareholding in the Issuer (whether by way of one or more connected transactions) without first procuring that the party or parties acquiring such interests (the "Transferee") gives a guarantee and indemnity in favour of the Noteholders on the same terms, as the guarantee and indemnity given by the Guarantor under clause 3 of the Note Deed Poll and on the basis that after the giving of that guarantee and indemnity the Transferee will be jointly and severally liable with the Guarantor. The giving of such guarantee and indemnity shall not serve to release the Guarantor or the Issuer from its obligations in respect of the Notes.

         (b)      Clause 3.6(a) does not apply to -

                  (i) any Disposal arising from or pursuant to the enforcement of any Encumbrance granted by the Guarantor or the Issuer in accordance with the terms of the Senior Secured Notes or any Refinancing whether

                           A. to recover amounts owing under the Senior Secured Notes or any Refinancing; or

                           B. to recover amounts owing in connection with any other financial indebtedness secured by the same Encumbrances as provided for under the terms of the Senior Secured Notes or any Refinancing; and

         (c) Subject to clause 3.6(d), if the Guarantor or the Issuer wish to sell any of the Tenements or any of the direct or indirect shareholding in the Issuer (other than the sale of all or substantially all of the assets of or shareholding in the Issuer which is regulated by clause 3.6(a)), they must first obtain the consent to such Disposal from the Noteholders holding no less than 50% of the aggregate face value of all Notes on issue.

         (d) Consent is not required to be obtained under clause 3.6(c) to a Disposal arising from or pursuant to the enforcement of any Encumbrance granted with respect to any bona fide financing facility or accommodation entered with respect to the Project or for the corporate benefit of the Guarantor or the Issuer if at the time of entering into that financing facility or accommodation Leucadia National Corporation and/or its Related Entities had ceased to hold at least 50% of the aggregate face value of all Notes on issue at that time.

         (e) Any Person or Group of Persons that acquires Control of the Guarantor or the Issuer (whether directly or indirectly) shall be automatically and without further action be deemed to have given a guarantee and indemnity in favour of the Noteholders on the same terms as the guarantee and indemnity by the Guarantor under clause 3 of the Note Deed Poll and on the basis that after the giving of that guarantee and indemnity, such Person or Group of Persons will be jointly and severally liable with the Guarantor. Notwithstanding the foregoing, the Guarantor and the Issuer must ensure the procurement of such guarantee and indemnity. The giving of such guarantee and indemnity shall not serve to release the Guarantor or the Issuer from its obligations in respect of the Notes.

                  For purposes of this clause (e), the terms "Person" and "Group" shall have the meaning used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations thereunder, whether or not such Section 13(d) applies to any securities of the Guarantor or the Issuer, and "Control" means the power, directly or indirectly, to vote or direct the voting of securities having 50% or more of the ordinary voting power for the election of directors of the Guarantor or the Issuer.

                  Clause 3.6(e) shall not require FMG Pilbara Pty Ltd, which as at the date of this Agreement holds all of the issued shares in the capital of the Issuer, to grant a guarantee and indemnity in accordance with clause 3.6(e).

4.       ENFORCEABILITY

4.1      NOTEHOLDER MAY ENFORCE

         This document operates as a deed poll and is enforceable against the Issuer and the Guarantor in accordance with its terms by each Noteholder in respect of the Notes held by it, even though the Noteholder is not a party to, or is not in existence at the time of execution and delivery of, this Note Deed Poll.

4.2      NOTEHOLDERS BOUND

         Each Noteholder, and each person claiming through each Noteholder, is bound by, and is deemed to have notice of, the provisions of this Note Deed Poll and the Note Conditions.

4.3      INDEPENDENT ENFORCEMENT

         Each Noteholder may enforce its rights under this Note Deed Poll and the Note Conditions in relation to their Notes independently from each other Noteholder, subject to any limitations imposed by this Note Deed Poll and the Note Conditions.

5.       GOVERNING LAW AND JURISDICTION

5.1      GOVERNING LAW

         This Note Deed Poll is governed by and must be construed according to the law applying in Western Australia.

5.2      JURISDICTION

         The Issuer, the Guarantor and each Noteholder irrevocably:

         (a) submits to the non-exclusive jurisdiction of the courts of Western Australia, and the courts competent to determine appeals from those courts, with respect to any proceedings which may be brought at any time relating to this Note Deed Poll and the Notes; and

         (b) waives any objection it may now or in the future have to the venue of any proceedings, and any claim they may now or in the future have that any proceedings have been brought in an inconvenient forum, if that venue falls within clause 5.2(a).


EXECUTED AS A DEED

EXECUTED by FMG CHICHESTER PTY LTD ABN
83 109 264 252 in accordance with section 127 of the Corporations Act by or in the presence of:


----------------------------------------   -------------------------------------
Signature of Secretary/other Director      Signature of Director or Sole
                                           Director and Secretary


----------------------------------------   -------------------------------------
Name of Secretary/other Director in full   Name of Director or Sole Director and
                                           Secretary in full

EXECUTED by FORTESCUE METALS GROUP LTD
ABN 50 002 594 872 in accordance with
section 127 of the Corporations Act by or in the presence of:



----------------------------------------   -------------------------------------
Signature of Secretary/other Director      Signature of Director or Sole
                                           Director and Secretary


----------------------------------------   -------------------------------------
Name of Secretary/other Director in full   Name of Director or Sole Director and
                                           Secretary in full

SCHEDULE 1
NOTE CONDITIONS


1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         In these Note Conditions:

         "ACCUMULATED INTEREST" means the Interest that the Issuer has been unable to pay to the Noteholders in accordance with Condition 5(c) together with any interest accruing on that amount pursuant to Condition 5(c);

         "CORPORATIONS ACT" means the Australian Corporations Act 2001 (Cth).

         "CONTROL" means the term as defined in Clause 3.6(e).

         "DEFAULT INTEREST" means the amount of the Interest paid or accrued for the 2 Interest Periods prior to the time at which notice is given under Condition 8.2(a) multiplied by the number of years (and any portion thereof) between the end of the later of the two Interest Periods referred to above and the Maturity Date.

         "DISPOSE" means to transfer, sell, assign, convey or otherwise dispose of by any means whatsoever (including by way of declaration of trust in favour of any other person).

         "ENCUMBRANCE" means a mortgage, charge, pledge, lien, encumbrance, security interest, title retention, preferential right, trust arrangement, contractual right of set-off, or any other security agreement or arrangement in favour of any person.

         "EVENT OF INSOLVENCY" means in relation to a company means each of the following events:

         (a)      a "controller" (as defined in section 9 of the Corporations
                  Act), trustee, liquidator, provisional liquidator, administrator or similar officer is appointed in respect of the company;

         (b) the company enters into, or resolves to enter into, a scheme of arrangement, deed of company arrangement or composition with, or assignment for the benefit of, all or any class of its creditors, or it proposes a reorganisation, moratorium or other administration involving any of them;

         (c) the company resolves to wind itself up, or otherwise dissolve itself, or gives notice of its intention to do so, except to reconstruct or amalgamate while solvent or is otherwise wound up or dissolved;

         (d) the company is or states that it is unable to pay its debts when they fall due;

         (e) the company is, or makes a statement from which it may be reasonably deduced that the company is, the subject of an event described in section 459C(2)(b) or section 585 of the Corporations Act;

         (f) the company takes any step to obtain protection or is granted protection from its creditors, under any applicable legislation or an administrator is appointed to the company or the board of directors of the company propose to appoint an administrator to the company or the company becomes aware that a person who is entitled to enforce a charge on the whole or substantially the whole of the company's property proposes to appoint an administrator to the company; or

         (g) anything analogous or having a substantially similar effect to any of the events specified above happens under the law of any applicable jurisdiction.

         "FINANCIAL CLOSE" means the date on which funds first become available for use by FMG Finance Pty Ltd under the Senior Secured Notes.

         "GOVERNMENT AUTHORITY" means any government or any governmental or semi governmental entity, authority, agency, commission, corporation, department or body (including those constituted or formed under any Statute), local government authority, stock exchange, administrative or judicial body or tribunal.

         "GOVERNMENT ROYALTIES" means for the relevant Interest Period all royalties payable in respect of the Project during that Interest Period under the Mining Act 1978 (WA) .

         "GROSS SALE PROCEEDS" means as at the end of the relevant Interest Period the amount in US Dollars determined by multiplying the Price by the Tonnes Sold.

         "GROUP" means that term as defined in Clause 3.6(e).

         "GUARANTEE" means the guarantee provided by the Guarantor under the Note Deed Poll.

         "INTEREST" means the interest provided for in Condition 5(a) together with any Accumulated Interest accruing on that amount pursuant to Condition 5(c).

         "INTEREST PAYMENT DATE" has the meaning given in Condition 5(b).

         "INTEREST PERIOD" means in relation to a Note:

         (a) the period commencing on the date of issue of the Notes and ending on the first to occur of 30 June or 31 December; and

         (b) each subsequent six month period (or portion thereof) commencing on the day after the final day of the previous Interest Period, until the Notes are redeemed or repaid.

         "IRON ORE" means beneficiated ore, fine ore or lump ore.

         "MATURITY DATE" means 13 years from the date of Financial Close.

         "MATURITY REDEMPTION AMOUNT" in relation to a Note means the face value of the Note together with Interest (if any) accrued and unpaid to the Maturity Date.

         "NET REVENUE" means Gross Sale Proceeds minus Government Royalties.

         "NOTE" means an obligation of the Issuer to a Noteholder in respect of indebtedness of the Issuer to that Noteholder which is recorded in or evidenced by an entry in the Register.

         "NOTE CERTIFICATE" means a certificate in the form set out in Annexure
         A.

         "NOTE CONDITIONS" means these terms and conditions.

         "NOTE DEED POLL" means the Note Deed Poll under which the Notes are constituted.

         "NOTEHOLDER" in relation to a Note means the person or persons registered as the holder of that Note in any register maintained by the Issuer or, if there is no such register, in whose name a Note Certificate is issued.

         "PERSON" means that term as defined in Clause 3.6(e).

         "PRICE" means the FOB Port Hedland price payable by the purchaser of the Tonnes Sold as set out in the invoice relating to the sale of those Tonnes Sold which, if not stated in US Dollars, must be converted into US Dollars using the prevailing exchange rate on the date on which the ship containing the Tonnes Sold sails.

         "PROJECT" means development of one or more iron ore mines on the Tenements and the related rail, port and infrastructure project.

         "REFINANCING" means a refinancing of the Senior Secured Notes for no greater principal amount than that issued under the Senior Secured Notes, at an interest rate no greater than that payable under the Senior Secured Notes and with a maturity of no longer than 10 years after the date of Financial Close.

         "REGISTER" means the register of Noteholders maintained by the Issuer.

         "SENIOR SECURED NOTES" means the senior secured notes to be issued by FMG Finance Pty Ltd means the senior secured notes to be issued by FMG Finance under Rule 144A(d)(4) under the US Securities Act 1933 (as amended) pursuant to an indenture to be dated on or about the date on which the first of the Notes is issued, without regard to any amendments thereto.

         "STATUTE" means any legislation of the Parliament of the Commonwealth of Australia or of any State or Territory of the Commonwealth of Australia in force at any time, and any rule, regulation, ordinance, by-law, statutory instrument, order or notice at any time made under that legislation.

         "TAXES" means all taxes, levies, imposts, deductions, charges and withholdings assessed, imposed, collected or withheld under any legislation and, in each case, all interest, fines, penalties, charges, fees or other amounts in respect of them.

         "TENEMENTS" means the tenements set out in Annexure B.

         "TONNES SOLD" means for the relevant Interest Period the tonnes of Iron Ore produced from all of the Tenements and invoiced for sale during the relevant Interest Period.

         "TRANSFEREE" means the term as defined in Clause 3.6(a).

1.2      INTERPRETATION

         In these Note Conditions:

         (a) headings are for convenience only and do not affect interpretation;

         and unless the context indicates a contrary intention:

         (b) "PERSON" includes an individual, the estate of an individual, a corporation, a Government Authority, an association or a joint venture (whether incorporated or unincorporated), a partnership and a trust;

         (c) a reference to a person includes that person's executors, administrators, successors, and permitted assigns, including persons taking by way of novation;

         (d) except with respect to the Senior Secured Notes, a reference to a document (including these Note Conditions) is to that document as varied, novated, ratified or replaced from time to time;

         (e) a reference to amending a term, condition or a document includes supplementing, deleting or replacing the term, condition or document (as the case may be);

         (f) a reference to "$" "US$", "DOLLARS" "DOLLAR" and "US DOLLARS" is to the currency of the United States of America;

         (g) a reference to a Statute includes its delegated legislation and a reference to a Statute or delegated legislation or a provision of either includes consolidations, amendments, re-enactments and replacements;

         (h) a word importing the singular includes the plural (and vice versa), and a word indicating a gender includes every other gender;

         (i) a reference to a clause, Condition, schedule, exhibit, attachment or annexure is a reference to a clause, Condition, schedule, exhibit, attachment or annexure to or of these Note Conditions, and a reference to these Note Conditions includes all schedules, exhibits, attachments and annexures to it;

         (j) if a word or phrase is given a defined meaning, any other part of speech or grammatical form of that word or phrase has a corresponding meaning;

         (k) where the day on or by which any sum is payable or any act, matter or thing is to be done is a day other than a Business Day, that sum must be paid and that act, matter or thing must be done on the immediately succeeding Business Day;

         (l)      a reference to time is to local time in Perth, Western
                  Australia ;

         (m) where time is to be determined by reference to a day or event, that day or the day of that event is to be excluded; and

         (n)      "INCLUDES" in any form is not a word of limitation.

2.       THE NOTES

2.1      ACKNOWLEDGMENT OF INDEBTEDNESS

         The Issuer acknowledges its indebtedness in respect of, and promises to pay all amounts due in relation to, each Note on the terms contained in the Note Deed Poll and these Note Conditions.

2.2      COVENANT TO PERFORM OBLIGATIONS

         The Issuer covenants in favour of each Noteholder from time to time that it will perform its obligations in full, and by the due dates, referred to in the Note Deed Poll and these Note Conditions.

2.3      STATUS OF NOTES

         (a) (DIRECT UNSECURED OBLIGATIONS): each Note constitutes direct, unconditional and unsecured obligations of the Issuer in accordance with these Note Conditions; and

         (b) (RANKING): the Notes at all times rank pari passu and without any preference amongst themselves and at all times rank after, and are subordinated to, the Senior Secured Notes or any Refinancing thereof.

2.4      DENOMINATION AND CURRENCY OF NOTES

         Each Note will be have a principal amount of, and be issued in minimum denominations of US$2,000 and integral multiples of US$1,000 in excess thereof.

2.5      NOTES NOT INVALID IF IMPROPERLY ISSUED

         No Note is invalid or unenforceable on the ground that it was issued in breach of these Note Conditions.

2.6      LOCATION OF THE NOTES

         The property in a Note for all purposes is situated where the Register is located.

2.7      NO RIGHTS BEFORE PAYMENT

         Unless and until the Issuer receives or has the benefit of the consideration agreed to be provided in respect of the issue of a Note, no Noteholder nor any other person has any right, title or interest to the Note.

3.       NOTE CERTIFICATES

3.1      ISSUE

         The Issuer must issue a Note Certificate to each person who is issued a Note.

3.2      CONDITIONS OF ISSUE

         The terms of the Note Deed Poll and the Note Conditions are deemed to be included or endorsed on each Note Certificate.

3.3      EXECUTION OF NOTE CERTIFICATES

         Subject to any requirement of the Corporations Act, each Note Certificate must be executed by any officer of the Issuer duly authorised to do so by a resolution of the directors of the Issuer, and any signature required for such execution or authentication may be a facsimile which is printed as part of the Note Certificate or which is applied by mechanical or other means.

4.       REGISTER

         The Issuer must establish and maintain a Register. There must be recorded in the Register the names and addresses of the Noteholders and the date of issue or transfer of such Notes and the amount of Notes held by each Noteholder.

5.       INTEREST

         (a) The interest payable on each Note in respect of an Interest Period is:

                  4% of Net Revenue                         the face value
        --------------------------------------------    X   of the relevant
         aggregate face value of all Notes on issue              Note
            on the relevant Interest Payment Date

         and accrues on a daily basis.

         (b) Subject to paragraph (c), Interest is payable semi-annually in arrears 30 days after the end of the relevant Interest Period ("INTEREST PAYMENT DATE") .

         (c) Interest is only required to be paid to the Noteholders after the payment restrictions in the Senior Secured Notes have been satisfied. If the Issuer is unable to pay Interest at any time due to the restrictions in the Senior Secured Notes, the Noteholders' right to Interest will accumulate until such time as the Issuer is permitted under the terms of the Senior Secured Notes to pay such Interest. Each Interest payment which is unpaid will accrue simple interest from the due date for payment until the date it is paid at the rate of 9.5% per annum.

         (d) As soon as permitted under the terms of the Senior Secured Notes, the Issuer will pay to the Noteholders the Accumulated Interest.

6.       CALCULATION OF INTEREST

         (a) The Issuer must on the relevant Interest Payment Date provide any Noteholder holding no less than 25% of the aggregate face value of all Notes on issue with a certificate signed by a director of the Issuer and the chief executive officer of the Guarantor setting out in reasonable detail how the Interest was calculated for the relevant Interest Calculation Period and attaching to it copies of all relevant sales invoices.

         (b) The Issuer must implement and maintain such procedures and maintain such records as are reasonably necessary to ensure that at all times the amount of the Interest payable in respect of the Notes can be accurately calculated.

         (c) Any Noteholder holding no less than 25% of the aggregate face value of all Notes on issue, or any person authorized by it in writing, may at any time within 30 days of receiving a certificate under paragraph (a), upon reasonable notice to the

                  Issuer, inspect the property comprising the Tenements and the books and records maintained by the Issuer in relation to the Tenements for the sole purpose of determining and verifying the amount of the Interest the subject of that certificate and any variable or factor necessary to determine the amount of the Interest the subject of the certificate.

         (d) If following any inspection or audit made pursuant to paragraph (c), the Noteholder believes that the amount paid by FMG to a Noteholder is less than the amount required by these Conditions to be paid, the Noteholder must notify FMG and the Noteholder and FMG must endeavour to agree the amount which should have been paid within 21 days of the notice being given. If the parties are unable to agree within that period, an independent expert must be appointed to determine the amount required by these Conditions to be paid.

         (e) If the parties are unable to agree to the independent expert to be appointed within 7 days after expiration of the 21 day period in paragraph (d), then the expert shall be appointed at the request of either party by the President for the time being of the Australasian Institute of Mining and Metallurgy ("EXPERT").

         (f) The Expert shall be acting as an expert and not an arbitrator and the Expert's decision will be final and binding on the parties.

         (g) If the Expert determines that there was a shortfall in the amount that the Issuer was required to pay under these Conditions, the Issuer must immediately pay to all Noteholders the shortfall owing plus interest as calculated pursuant to Condition 5(c).

         (h) If the Expert determines that the Issuer paid more than it was required to pay under these Conditions, the Issuer will be entitled to deduct from the next payment of Interest to all Noteholders the amount of such excess plus interest at the rate of 9.5% per annum from the date of the last payment of Interest to the date of the next payment of Interest.

         (i) If the Expert determines that the shortfall in payment to the Noteholder is in excess of 5% of the amount which had initially been paid:

                  (i) the Issuer must immediately reimburse the Noteholder for all expenses incurred in connection with the audit or inspection which disclosed that shortfall (including, but not limited to, reasonable accounting and legal fees); and

                  (ii) the Issuer must reimburse the Noteholder for all expenses connected with the next three (if any) subsequent audits or inspections made pursuant to paragraph (c) (including, but not limited to, reasonable accounting and legal fees), irrespective of whether such subsequent audit or inspection reveals any shortfall in any payment.

         (j) All payments made under this clause are without prejudice to any other remedies that a Noteholder or the Issuer may have under this Note Deed Poll or otherwise.

7.       REDEMPTION

7.1      REDEMPTION ON MATURITY

         Each Note will be redeemed or repaid (as the case may be) on its Maturity Date at its Maturity Redemption Amount and, unless clause 8.2 applies, cannot be redeemed or repaid before that time.

7.2      CANCELLATION OF NOTES

         All Notes that are redeemed will automatically be cancelled on redemption and may not be re-issued.

8.       EVENTS OF DEFAULT

8.1      EVENTS OF DEFAULT

         Each of the following events is an Event of Default, whether or not the cause is beyond the control of the Issuer or any other person:

         (a) the Issuer fails to pay within 10 days after the due time on the due date any amount payable under any Note in the manner specified in the Note Conditions;

         (b) the Issuer defaults in fully performing and observing any of its other obligations in respect of any Note other than a provision requiring the payment of money as contemplated by Condition 8.1(a), and if that default is capable of remedy, it has not been remedied within 45 days of its occurrence;

         (c) if there is an acceleration by holders in payment of the principal of the Senior Secured Notes or any Refinancing thereof;

         (d) unless the Senior Secured Notes have been Refinanced, there occurs, at any time after all of the Senior Secured Notes have matured or been redeemed, an event which, if the Senior Secured Notes had not matured or been redeemed, would have been an event of default under the Senior Secured Notes;

         (e) if the Senior Secured Notes have been Refinanced, there occurs at any time after all of the notes issued to Refinance have matured or been redeemed, an event which, if those notes had not matured or redeemed, would have been an event of default under those notes; or

         (f) an Event of Insolvency occurs in relation to the Issuer or the Guarantor.

8.2      RIGHTS ON AN EVENT OF DEFAULT

         (a) Subject to paragraph (b), if any Event of Default occurs and is continuing in relation to a Note, then Noteholders who alone or in aggregate hold at least 50% of the aggregate face value of all Notes on issue may by written notice to the Issuer declare the face value of the Notes together with all accrued Interest, Default Interest and other moneys in relation to a Note to be immediately due and payable.

         (b) Noteholders shall not be entitled to accelerate repayment after an Event of Default until the earlier of the date (i) the Senior Secured Notes have been paid in full, (ii) 360 days following missed interest payments on the Notes, (iii) of acceleration of the Senior Secured Notes, or (iv) one business day following maturity of the Notes if all amounts of principal and interest have not been paid in full; provided, however, Noteholders may accelerate payment of the Guarantee under the Note Deed Poll if Fortescue no longer guarantees the Senior Secured Notes.

9.       TRANSFER OF NOTES

9.1      FORM OF TRANSFER

         The Notes may be transferred:

         (a) by written transfer instrument in any usual or common form or in any other form approved by the directors of the Issuer; and

         (b) to a person or entity that has executed and delivered to the Issuer an undertaking to observe, perform and be bound by the terms of this deed.

9.2      EXECUTION OF TRANSFER

         A written transfer instrument must be executed by the transferor.

9.3      REGISTRATION OF TRANSFER

         A written transfer instrument must be forwarded for registration to the Issuer together with the Note Certificate for the Notes to be transferred. Subject to compliance with Condition 10.5 and the provisions of any relevant Statute relating to stamp duties, the Issuer must register the transfer and issue a Note Certificate to the transferee for the number of Notes comprised in the transfer.

9.4      TRANSFERS WHERE NOTES ARE QUOTED

         If the Notes are, at the time of transfer, quoted on a financial market, then the Notes may alternatively be transferred in accordance with the rules of that financial market and the Corporations Act.

9.5      TRANSFER RESTRICTIONS

         It is understood that the Note Certificates may bear one or all of the following legends:

         (a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAW, AND THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES THAT THIS SECURITY MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO FORTESCUE METALS GROUP LTD OR FMG CHICHESTER PTY LTD, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A),
                  (3) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE


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



                  904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT,
                  (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (6) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS IF THE SELLER SHALL HAVE FURNISHED SUCH CERTIFICATIONS AND/OR OPINION OF COUNSEL AS THE ISSUER MAY REASONABLY REQUEST, IN EACH SUCH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTIONS."

         (b) Any legend required by applicable state "blue sky" securities laws, rules and regulations.

         To the extent a Note bears the legend set forth in (a) above, the Issuer shall be entitled to require such certifications and/or opinions as it may reasonably request in connection with the registration of transfer of any Note.

         In order to permit resales pursuant to Rule 144A of the Securities Act, the Guarantor agrees that, for as long as any Notes are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, during any period in which the Guarantor is neither subject to
         Section 13 or 15(d) of the US Securities Exchange Act of 1934, nor exempt from reporting pursuant to Rule 12g3-2(b) thereunder, the Guarantor shall supply to (i) any holder of Notes or beneficial owner of a Note or (ii) a prospective purchaser of a Note or a beneficial interest therein designated by such holder or owner, the information specified in, and meeting the requirements of Rule 144A(d)(4) under the Securities Act.

9.6      COMPLIANCE WITH LAW

         Notes may not be transferred within any jurisdiction in a manner which would result in a breach of any applicable securities legislation in that jurisdiction.

10.      PAYMENT TO NOTEHOLDERS

         Redemption moneys and any other moneys payable on or in respect of any Notes must be paid in US dollars by:

         (a)      cheque sent to the address of the Noteholder on the Register;

         (b) deposit to an account with any bank in Australia or the United States that the Noteholder, by written notice to the Issuer, may direct; or

         (c) any other method of transferring money agreed by the Issuer and the relevant Noteholder from time to time.

11.      DEDUCTION OF TAXES

11.1     WITHHOLDING TAX

         The Issuer, or any person making payments on behalf of the Issuer, may deduct any Tax imposed by the Commonwealth of Australia or any foreign Government Authority under the Tax Act or any applicable laws from


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         payments of interest in respect of the Notes where the Issuer, or such person, considers this is required in accordance with the Tax Act or such laws.

11.2     NO GROSS-UP

         No additional payment will be made to a Noteholder with respect to any amounts deducted from payment to that Noteholder under this Condition 11.

12.      JOINT NOTEHOLDERS

         (a) Joint Noteholders will be entitled to one Note Certificate only in respect of Notes held by them jointly and the Note Certificate will be delivered to the joint Noteholder whose name stands first in the Register.

         (b) If several Persons are entered in the Register as joint Noteholders in respect of a Note the receipt by any one of such Persons for the payment or satisfaction of any principal or interest from time to time payable or repayable to the Joint Noteholders will be as effective a discharge to the Issuer as if the Person accepting the payment were a sole Noteholder in respect of that Note.

         (c) The Issuer will not be bound to register more than three Persons as the joint holders of any Notes.

         (d) Subject to these Note Conditions, all of the joint Noteholders in respect of any Note must execute any transfer form of the relevant Note.

13.      TITLE TO NOTES, NON-RECOGNITION OF EQUITIES

         (a) Subject to these Note Conditions, the Issuer will recognise only the Noteholder whose name appears in the Register as the absolute owner of the Note in respect of which the Noteholder is entered in the Register.

         (b) The Issuer will not, except as otherwise ordered by a Court of competent jurisdiction or as required by statute, be bound to take notice of any trust or equity to which a Note may be subject or otherwise affecting the ownership of a Note or rights incidental thereto.

         (c) The receipt of a Noteholder or one of Joint Noteholders for interest in respect of and for any money payable on the redemption of a Note will be a good discharge to the Issuer despite any notice the Issuer may have, whether express or otherwise, of the right, title or interest of any person to or in that Note or money.

14.      MISCELLANEOUS

14.1     TERMS AND CONDITIONS BINDING

         Each Noteholder, and the Notes are issued on the condition that each Noteholder, is bound by the terms and conditions of the Note Deed Poll and the Note Conditions relating to the Notes held by that Noteholder.



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



14.2     SEVERANCE

         If at any time any provision of the Note Deed Poll or these Note Conditions is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, that will not affect or impair:

         (a) the legality, validity or enforceability in that jurisdiction of any other provision of the Note Deed Poll or the Note Conditions; or

         (b) the legality, validity or enforceability under the law of any other jurisdiction of that or any other provision of the Note Deed Poll or the Note Conditions.

14.3     REMEDIES CUMULATIVE

         The rights and remedies conferred by the Note Deed Poll and the Note Conditions on the Issuer are cumulative and in addition to all other rights or remedies available to the Issuer by Statute, by general law or by virtue of any other document.

14.4     WAIVER

         (a) A failure to exercise or enforce, or a delay in exercising or enforcing, or the partial exercise or enforcement of, a right, power or remedy provided by law or under the Note Deed Poll or these Note Conditions by the Issuer does not preclude, or operate as a waiver of, the exercise or enforcement, or further exercise or enforcement, of that or any other right, power or remedy provided by law or under the Note Deed Poll or these Note Conditions.

         (b) A waiver or consent given by the Issuer under the Note Deed Poll or these Note Conditions is only effective and binding on the Issuer if it is given or confirmed in writing.

         (c) No waiver of a breach of a term of the Note Deed Poll or these Note Conditions operates as a waiver of another breach of that term or of a breach of any other term of the Note Deed Poll or these Note Conditions.

14.5     SURVIVAL OF WARRANTIES

         The warranties, representations and covenants of the Noteholders contained in or made pursuant to the Note Conditions shall survive the execution and delivery of the Note Deed Poll and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Noteholders, the Issuer or the Guarantor.

14.6     SUCCESSORS AND ASSIGNS

         Except as otherwise provided herein, these Note Conditions shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Notes). Nothing in the Note Deed Poll, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of the Note Deed Poll, except as expressly provided in the Note Deed Poll.



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



14.7     COUNTERPARTS

         The Note Deed Poll may be executed in two or more counterparts, including counterpart facsimile pages, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14.8     AMENDMENT

         The Note Deed Poll or the Note Conditions may be amended by the Issuer at any time with the approval of Noteholders holding in aggregate 50% of the aggregate face value of all Notes on issue. However, without the consent of each Noteholder affected thereby, no amendment may:

         (a)      reduce the principal amount of Notes,

         (b) reduce the rate of or extend the time for payment of Interest on any Note;

         (c)      reduce the principal of, or extend the maturity of, any Note;

         (d)      make any Note payable in money other than US dollars;

         (e) impair the right of any Noteholder to institute suit for the enforcement of any payment on or with respect to such Noteholder's Notes or any Guarantee;

         (f) subordinate the Notes or the Guarantee to any other obligation of the Issuer or Guarantor; or

         (g) make any change to the Guarantee that would adversely affect the Noteholders.

15.      OBLIGATIONS IN RELATION TO THE NOTES

15.1     LISTING ON AN EXCHANGE

         (a) Subject to paragraph (b), the Issuer agrees that, if the Senior Secured Notes are listed on any stock exchange, the Issuer will, to the extent permitted by law and the rules of the relevant stock exchange, use its best endeavours to obtain a listing of the Notes on such stock exchange, provided that the Notes satisfy the requirements of the relevant stock exchange for listing and, if reasonably required by Noteholders holding in aggregate 50% of the face value of all Notes on issue, use its best efforts in connection with a listing or otherwise, to cooperate in connection with a secondary sale by such Noteholders of the Notes, including the preparation of an offering memorandum, making management reasonably available for investor presentations and the entry into a customary purchase or underwriting agreement.

         (b) The Issuer will not have an obligation to obtain a listing of the Notes under paragraph (a) if the Issuer determines, acting reasonably, that satisfying the requirements for such a listing would be unduly onerous for the Issuer. In these circumstances, the Issuer will identify another exchange reasonably acceptable to Noteholders holding in aggregate 50% of the face value of all Notes on issue on which the Notes may be listed and in respect of which the Issuer is reasonably satisfied that the listing requirements would not be unduly onerous.




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